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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                  ----------


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)
                               NOVEMBER 15, 2001


                          MUTUAL RISK MANAGEMENT LTD
              (EXACT NAME OR REGISTRANT SPECIFIED IN ITS CHARTER)

  STATE OR OTHER                    COMMISSION                  IRS EMPLOYER
  JURISDICTION                     FILE NUMBER:                IDENTIFICATION
 OF INCORPORATION:                                                 NUMBER:

     BERMUDA                         1-10760                   NOT APPLICABLE


                               44 CHURCH STREET
                             HAMILTON HM12 BERMUDA
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                        REGISTRANT'S TELEPHONE NUMBER,
                     INCLUDING AREA CODE - (441) 295-5688
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                                       2

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

1. On November 15, 2001, Mutual Risk Management Ltd ("MRM") issued an announcement related to the waiver by the holders of $142.5 million of 9 3/8% Convertible Exchangeable Debentures.

2. On November 19, 2001, Mutual Risk Management Ltd ("MRM") issued an announcement that they received the expected waiver from the senior lenders that hold its $180 million outstanding line of credit.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (b) Exhibits.

       99.1 Press Release dated November 15, 2001, related to the waiver by the holders of $142.5 million of 9 3/8% Convertible Exchangeable Debentures.

       99.2 Press Release dated November 19, 2001, related to the waiver from the senior lenders that hold its $180 million outstanding line of credit.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       Dated: November 28, 2001             MUTUAL RISK MANAGEMENT LTD.



                                            By:______________________________
                                                Elizabeth Price
                                                Secretary


       EXHIBIT INDEX



       EXHIBIT
         NO.       DESCRIPTION
       -------     -----------

       99.1 Press Release dated November 15, 2001, related to the waiver by the holders of $142.5 million of 9 3/8% Convertible Exchangeable Debentures.

       99.2 Press Release dated November 19, 2001, related to the waiver from the senior lenders that hold its $180 million outstanding line of credit.